                                                                     EXHIBIT 4.1

                             See Legend on Reverse


CERTIFICATE NO.                                                       SHARES
---------------                                                   --------------

---------------                                                   --------------

                         Internet Capital Group, Inc.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                 COMMON STOCK
                           Par Value $.001 Per Share


THIS CERTIFIES THAT ___________________________________________ is the owner of
_________________________________________________________________ shares of the
COMMON STOCK of Internet Capital Group, Inc., fully paid and non-assessable, transferable only on the books of the Corporation in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______________ day of ___________________ A.D. ______.


_____________________________                           ________________________
ASSISTANT SECRETARY/SECRETARY                           VICE PRESIDENT/PRESIDENT

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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM-as tenants in common              UNIF GIFT MIN ACT-.....Custodian.....under
   TEN ENT-as tenants by the entireties                        (Cust)       (Minor)
   JT TEN -as joint tenants with right            Uniform Gifts to Minors Act..........
           of survivorship and not as                                       (State)
           tenants in common

    Additional abbreviations may also be used though not in the above list.

For Value Received, ______ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
     Dated __________________ 19__
               In presence of _________________________

_____________________________

  NOTICE:  THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
    WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE RIGHTS AND RESTRICTIONS SET FORTH IN THE COMPANY'S CERTIFICATE OF INCORPORATION, A COPY OF WHICH CERTIFICATE OF INCORPORATION IS ON FILE WITH THE OFFICE OF THE SECRETARY OF STATE, STATE OF DELAWARE, AND AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH CERTIFICATE OF INCORPORATION AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE TERMS AND CONDITIONS OF A SECURITIES HOLDERS AGREEMENT BY AND AMONG THE COMPANY AND THE HOLDERS SPECIFIED THEREIN, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SECURITIES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.